Focused on Energy Delivery, Positioned to Execute Introduction to CenterPoint Energy March 2017 A Fortune 500 company included in the: S&P 500 Index S&P 500 Utility Index Dow Jones Utility Average Index PHLX Utility Sector Index Russell 1000 Index Exhibit 99.1

Cautionary Statement This presentation and the oral statements made in connection herewith contain statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs, and rate base or customer growth) and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about our review of our ownership interest in Enable Midstream Partners, LP (Enable Midstream), our acquisition of the retail energy services business of Continuum and Atmos Energy Marketing, including statements about future financial performance, margin, number of customers and operating income and growth, guidance, including earnings and dividend growth, future financing plans and expectation for liquidity and capital resources and expenditures, tax rates and interest rates, among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable Midstream’s performance and ability to pay distributions, and other factors described in CenterPoint Energy, Inc.’s Form 10-K for the period ended December 31, 2016 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations--Certain Factors Affecting Future Earnings” and in other filings with the SEC by CenterPoint Energy, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov. Slide 16 is extracted from Enable Midstream’s investor presentation as presented during the company’s fourth quarter 2016 earnings call dated February 21, 2017. This slide is included for informational purposes only. The content has not been verified by CenterPoint Energy and CenterPoint Energy assumes no liability for the same.  You should consider Enable Midstream’s investor materials in the context of its SEC filings and its entire investor presentation, which is available on their website at http://investors.enablemidstream.com/. This presentation contains time sensitive information that is accurate as of the date hereof. Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of net income and diluted earnings per share, CenterPoint Energy also provides guidance based on adjusted net income and adjusted diluted earnings per share, which are non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure.  CenterPoint Energy’s adjusted net income and adjusted diluted earnings per share calculation excludes from net income and diluted earnings per share, respectively, the impact of ZENS and related securities, mark-to-market gains or losses resulting from the company’s Energy Services business and adjustments for impairment charges. A reconciliation of net income and diluted earnings per share to the basis used in providing 2016 guidance is provided in this presentation on slide 24. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking adjusted net income and adjusted diluted earnings per share because changes in the value of ZENS and related securities, mark-to-market gains or losses resulting from the company’s Energy Services business and impairment charges are not estimable.  Management evaluates the company’s financial performance in part based on adjusted net income and adjusted diluted earnings per share. We believe that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the company’s fundamental business performance. These excluded items are reflected in the reconciliation table on slide 24 of this presentation. CenterPoint Energy’s adjusted net income and adjusted diluted earnings per share non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, net income and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies.

Agenda Overview Review of Business Segments Electric Transmission and Distribution Natural Gas Distribution Energy Services Midstream Investments Earnings Guidance Appendix

CenterPoint Energy, Inc. (NYSE: CNP)

Regulated Electric and Natural Gas Utility Serving more than 5.8 Million Customers


WA
OR
ID
MT
WY
ND
SD
NE
MN
WI
IA
KS
MO
IL
IN
MI
OH
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
WV
VA
KY
TN
NC
SC
GA
AL
MS
LA
AR
OK
TX
NM
AZ
CO
UT
NV
CA
FL
CenterPoint Energy Services
Natural Gas Distribution
Electric Transmission & Distribution
No Presence

Electric Transmission & Distribution:

- Electric utility operations with ~2.4 million metered customers across ~5,000 square miles in and around Houston, Texas
- 19th largest U.S. investor-owned electric utility by customer base [(1)]
- 86,828,902 MWh delivered in 2016

Natural Gas Distribution:

- Regulated gas distribution jurisdictions in six states with ~3.4 million customers
- 6th largest U.S. gas distribution company by customer base [(1)]
- Delivered 411 BCF of natural gas in 2016

Energy Services:

- Non-regulated competitive natural gas supply and related energy services serving ~33,000 commercial and industrial customers across 33 states
- Delivered 777 BCF of natural gas in 2016

[(1)] As of Dec. 31, 2015 per EEI and AGA

investors.centerpointenergy.com 4

Operating Energy Delivery Businesses that Provide Superior Performance for our Key Stakeholders Our Vision: Lead the nation in delivering energy, service and value We are a premier U.S. energy delivery company Delivering energy is CenterPoint Energy’s core business Delivering service and value applies to all stakeholders Our Strategy: Operate, Serve, Grow Ensure safe, reliable, efficient and environmentally responsible energy delivery businesses Utilize new and innovative technology to enhance performance Add value to energy delivery through superior customer service, new technology and innovation Provide leadership in the communities we serve Develop a diverse and capable employee base Invest in core energy delivery businesses Actively govern Enable Midstream investment

CenterPoint Energy’s Value Proposition Focused on delivering long-term value for all stakeholders Strong operating cash flow and balance sheet Solid historical dividend growth expected to continue Future capital investment in transmission and distribution assets is expected to sustain earnings momentum Capital recovery mechanisms at electric and natural gas utilities help reduce regulatory lag Lack of generation assets reduces the environmental risks generally associated with a fully integrated utility Commitment to customer experience improves regulatory relationships allowing for constructive dialog to optimize our business model Enable’s financial performance and balance sheet strength translates into value for CenterPoint shareholders

Improving Customer Satisfaction while Reducing Carbon Emissions Electric T&D Utility Technology Absence of generation assets reduces CenterPoint’s carbon footprint compared to integrated utilities One of the first large scale Smart Meter deployments in the U.S. Deployed an Advanced Distribution Management System (ADMS) for overall situational awareness and management of its distribution system infrastructure in real-time ADMS, along with Advanced Metering System (AMS), intelligent grid equipment, and technology should allow for more efficient grid operation, increase grid reliability, and enable grid automated recovery and restoration (1) Total since 2011 (1) Source: Internal CenterPoint data as of January 1, 2017

Utility Operations Strong customer growth – over 90,000 new utility customers Total electric throughput up over 3% compared to 2015 Capital expenditures of ~$1.4 billion invested on behalf of our customers and total rate base growth of 5.4% Increased rate relief by $95 million Earned ROEs near authorized levels at both electric and gas utilities Held O&M growth under 2%, excluding items with revenue offsets and acquisitions Acquired the retail energy services business of Continuum and in early 2017 Atmos Energy Marketing (AEM), expanding the scale, geographic reach, and capabilities of Energy Services Midstream Investments Net income attributable to common and subordinated units and distributable cash flow above the midpoint of 2016 guidance from Enable Midstream 2016 Highlights

Electric Transmission and Distribution – Overview

- ~2.4 million metered customers; ~5,000 square miles in and around Houston, Texas
- Consistent residential customer growth of ~2%
- Nov. 2016 average residential electric price in TX: $0.111/kwh [(1)]
- Has consistently earned at or near its 10% authorized ROE
- Transmission and distribution capital recovery mechanisms that reduce regulatory lag
- Delivery-only regulated utility
  - Poles and wires assets; no generation assets which reduces business, environmental, and regulatory risks; no provider of last resort risk
  - Direct customers are ~65 Retail Electric Providers (REPs)
  - Bad debt deferral

2016 Electric Transmission and Distribution Operating Income *($, millions)*
Total: $628 million


$91
14%
$537
86%
Electric transmission and distribution operations
Transition and system restoration bond companies

(1) U.S. Energy Information Administration; average price for all sectors was $0.086

investors.centerpointenergy.com
9

2016A 2017E 2018E 2019E 2020E 2021E Transmission 48% 50% 45% 47% 40% 31% Distribution 49% 46% 50% 49% 56% 64% Electric Transmission and Distribution Capital Investment Outlook $4.1 Billion 2017 – 2021 Capital Plan (1) Includes AFUDC (2) Capital expenditures related to the Brazos Valley Connection include $72 million in 2016 and an estimated $192 million and $39 million in 2017 and 2018, respectively (2) (2) (2) (1)

Gas Operations – Overview Natural Gas Distribution Six state footprint with vibrant metropolitan areas of Houston and Minneapolis ~3.4 million customers ~1% annual customer growth since 2010 Earning near allowed returns; aggregate allowed ROE: 9.81% Capital recovery mechanisms that reduce regulatory lag ~80% of 2016 Natural Gas Distribution Operating Income from Texas and Minnesota Operations

Capital Recovery Method 2016A 2017E 2018E 2019E 2020E 2021E Annual Mechanisms 27% 57% 63% 57% 63% 63% Rate Cases 73% 43% 37% 43% 37% 37% Natural Gas Distribution Capital Investment Outlook $2.7 Billion 2017 – 2021 Capital Plan (1) Includes AFUDC (1)

CenterPoint Energy Services (CES) Overview Competitive natural gas supply and related energy services Non-regulated operations Complementary to natural gas utilities ~33,000 commercial and industrial customers across 33 states Low value-at-risk business model – storage and transportation capacity matched to retail customer needs

Energy Services 2017 Outlook Energy Services projected to contribute $45 – $55 million in operating income Acquisition of Continuum’s retail energy services business expected to be accretive to earnings Recent AEM acquisition expected to be modestly accretive to earnings Customer count does not include natural gas customers that are under residential and small commercial choice programs invoiced by their host utility. - 200 400 600 800 1,000 1,200 1,400 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2013 2014 2015 2016 2017E Billion Cubic Feet (Bcf) Number of Customers Number of customers at year end Throughput (in Bcf)

Enable Midstream Partners, LP Ownership Structure Note: As of December 31, 2016 (1) Percentage of common and subordinated units Public Unitholders Transportation and Storage Gathering and Processing GP Interest 50% management interest 40% economic interest LP Interest 54.1% of common and subordinated units 100% of Series A Preferred Units Enable GP, LLC Incentive Distribution Rights GP Interest 50% management interest 60% economic interest LP Interest 25.7% of common and subordinated units LP Interest 20.2% of common units(1) NYSE: ENBL

Highlights from Enable Midstream's Earnings Call on Feb. 21, 2017

CenterPoint Energy

Recent Commercial Activity

Gathering and Processing

- Signed a new 10-year, fee-based G&P contract in the STACK play that replaces a contract with a percent-of-proceeds (POP) processing arrangement

Transportation and Storage

- Signed a new 20-year, 228,000 dekatherm per day (Dth/d) intrastate firm service agreement
- Extended a 126,000 Dth/d interstate firm service agreement for 4 additional years
- Extended a 305,000 Dth/d intrastate firm service agreement for 1 additional year

Recent Commercial Success Benefits

Increase Fee-based Margin	✓
Reduce Commodity Exposure	✓
Extend Average Contract Life	✓
Support Continued Capital Deployment	✓

Rig Activity Remains Strong

Dedicated Rig Count [1]



3
25
4
22
4
22
5
23
8
23
10
Q4-15
Q1-16
Q2-16
Q3-16
Q4-16
Anadarko - SCOOP / STACK
Anadarko - Other
Ark-La-Tex

Market-Leading SCOOP/STACK Processing Capacity[2]

#1 in Processing Capacity



TOP 5
ENABLE 1,485 MMcf/d
PEER 1
703 MMcf/d
PEER 2
600 MMcf/d
PEER 3
470 MMcf/d
PEER 4
235 MMcf/d
Enable is well-positioned to benefit from operational leverage associated with leading processing capacity investments

Source: Enable Midstream Partners, February 21, 2017, Press Release and Q4 Earnings Call. Please refer to these materials for an overview of Enable's Q4 and full year 2016 performance

[1] Contractually dedicated rigs to Enable per Enable's quarterly earnings press releases

[2] Per Bentek as of February 1, 2017; represents processing capacity in designated SCOOP and STACK counties

investors.centerpointenergy.com 16

Midstream Investments Ownership Review Update Criteria for Consideration of a Sale or Spin – sustainable value for our long-term shareholders Comparable earnings per share and dividends Improve visibility of future earnings Seek to maintain current credit ratings Ongoing Activities Evaluating OGE’s ROFO offer for sale option Continuing discussions with third parties for sale option Working to understand tax characteristics and market implications of a spin, including understanding tax leakage

2016 Guidance-Basis EPS Growth in Excess of 5% with Higher Growth Projected for 2017 (2) 2016 EPS 2015 - 2016 EPS on a Guidance (Non-GAAP) Basis + 2017 Guidance We anticipate 2017 EPS growth will be driven by: (1) As provided on Enable’s 4th quarter 2016 earnings call (2) Refer to slide 24 for reconciliation to GAAP measures and slide 2 for information on non-GAAP measures * 2017 Guidance of $1.25 - $1.33 assumes that earnings from Utility Operations and Midstream Investments will not both be at the top or bottom end of their respective ranges Utility rate relief and continued customer growth Increased contribution from CenterPoint Energy Services, partly attributable to recent acquisitions Increased earnings per Enable Midstream Partners’ forecast (1) $1.00 $1.10 $1.16 $1.25 – 1.33 *

Additional Reference Materials Category Reference Material Link Financial Information Quarterly Results http://investors.centerpointenergy.com/results.cfm Debt & Maturity Schedules Regulatory Information State Commission Website Access Points http://investors.centerpointenergy.com/regulatory-info.cfm Electric Transmission and Distribution Natural Gas Distribution Industry Associations Edison Electric Institute (EEI) www.eei.org American Gas Association (AGA) www.aga.org Investor Relations Contact Information – 011-713-207-6500 Dave Mordy – Director; david.mordy@centerpointenergy.com Olivia Webb – Manager; olivia.webb@centerpointenergy.com Brandi Summersill – IR Coordinator; brandi.summersill@centerpointenergy.com

Appendix

Regulatory Mechanisms Electric Transmission and Distribution Distribution Cost Recovery Factor (DCRF) – filed annually Transmission Cost of Service (TCOS) – eligible to file 2 times per year Natural Gas Distribution Gas Reliability Infrastructure Program (GRIP) for capital cost recovery in Texas Formula Rate Plan (FRP) in Arkansas Forward Test Year in Minnesota Cost of Service Adjustment in Louisiana, Mississippi, and Oklahoma Gas Margin Stabilization Minnesota Decoupling Arkansas Billing Determinant Adjustment (BDA) Weather Normalization Adjustment (WNA) in Arkansas, Louisiana, Mississippi, and Oklahoma Note: For more information, refer to Regulatory Information and Q4 and full year 2016 earnings materials on our website

2016 Adjusted FFO/Total Debt – 24% (1) Equity / Total Capital – 36% (1) Interest expense savings of $14 million with over $600 million of 6% plus debt retired in 2016 (1) 2017 Planned capital investment of approximately $1.5 billion Net incremental borrowings anticipated of $200 - $500 million; dependent on factors including bonus depreciation, capital investment plans and working capital Equity issuance not anticipated Anticipate competitive dividend growth of 4% Guidance EPS growth of 8% to 15% projected to reduce the 2017 payout ratio to be in the range of 80% to 86% (from $1.07 / $1.33 to $1.07 / $1.25) Liquidity and Capital Resources (1) Excludes transition and system restoration bonds Note: Refer to slides 25 and 26 for Adjusted FFO/Total Debt calculation and slide 2 for information on non-GAAP measures

CenterPoint’s Current Tax Position Effective Tax Rates CenterPoint’s 2016 Effective Tax Rate was 37% (projected rate of 36% plus the income tax expense recognized due to the Louisiana state tax law change) Cash Tax Rates CenterPoint’s 2016 cash tax rate was approximately 4% All remaining federal tax carry forwards (NOLs, etc.) were utilized as of Dec. 31, 2016 Lower than the statutory rate primarily due to 50% bonus depreciation and taxable loss allocated from Enable Midstream Investment Impact Taxable income or loss at the Enable level is based on their operations and tax elections at the partnership level CenterPoint reports taxable income or loss on the consolidated tax return based on the Schedule K-1 that is received from Enable

Note: Refer to slide 2 for information on non-GAAP measures Reconciliation: Net Income (Loss) and Diluted EPS to Adjusted Net Income and Adjusted Diluted EPS Used in Providing Annual Earnings Guidance

Adjusted Funds From Operations (FFO) ($ in millions) Year Ended December 31, 2016 Year Ended December 31, 2015 Amounts included in Cash Flows from Operating Activities: Net income (loss) $ 432 $ (692) Depreciation and amortization 1,126 970 Amortization of deferred financing costs 26 27 Deferred income taxes 213 (413) Unrealized loss (gain) on marketable securities (326) 93 Loss (gain) on indexed debt securities 413 (74) Write-down of natural gas inventory 1 4 Equity in (earnings) losses of unconsolidated affiliates, net of distributions (208) 1,779 Pension contributions (9) (66) Funds From Operations $ 1,668 $ 1,628 Amounts included in Cash Flows from Investing Activities: Distributions from unconsolidated affiliates in excess of cumulative earnings 297 148 Less: Amounts associated with Transition and System Restoration Bond Companies (456) (368) Adjusted Funds From Operations (FFO) $ 1,509 $ 1,408 This slide includes adjusted funds from operations (“FFO”) which is net cash provided by operating activities: excluding (I) changes in other assets and liabilities, (II) other, net and (III) amounts related to transition and system restoration bonds; and including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities

Ratio of Adjusted FFO/Total Debt Excluding Transition and System Restoration Bonds ($ in millions) December 31, 2016 December 31, 2015 Short-term Debt: Short-term borrowings $ 35 $ 40 Current portion of transition and system restoration bonds* 411 391 Indexed debt (ZENS)** 114 145 Current portion of other long-term debt 500 328 Long-term Debt: Transition and system restoration bonds* 1,867 2,276 Other 5,665 5,590 Total Debt $ 8,592 $ 8,770 Less: Transition and system restoration bonds (including current portion)* (2,278) (2,667) Total Debt, excluding transition and system restoration bonds $ 6,314 $ 6,103 Adjusted FFO/Total Debt, excluding transition and system restoration bonds 23.9% 23.1% * The transition and system restoration bonds are serviced with dedicated revenue streams, and the bonds are non-recourse to CenterPoint Energy and CenterPoint Energy Houston Electric. ** The debt component reflected on the financial statements was $114 million and $145 million, as of December 31, 2016 and December 31, 2015, respectively. The principal amount on which 2% interest is paid was $828 million on each of December 31, 2016 and December 31, 2015. The contingent principal amount was $514 million and $705 million as of December 31, 2016 and December 31, 2015, respectively. At maturity or upon redemption, holders of ZENS will receive cash at the higher of the contingent principal amount or the value of the reference shares of Time Warner Inc., Time Inc. and Charter Communications, Inc. This slide includes adjusted funds from operations (“FFO”) which is net cash provided by operating activities: •excluding (I) changes in other assets and liabilities, (II) other, net and (III) amounts related to transition and system restoration bonds; and •including distributions from unconsolidated affiliates in excess of cumulative earnings included in cash flow from investing activities